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                                                                    Exhibit 99.1



      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        I, Michael R. Knapp, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge the Quarterly Report of Caliper Technologies Corp. on Form 10-Q for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Caliper Technologies Corp.



                                       By:    /s/ MICHAEL R. KNAPP
                                            ------------------------------------
                                       Name:  Michael R. Knapp
                                       Title: Chief Executive Officer
                                       Date:  November 14, 2002


        I, James L. Knighton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge the Quarterly Report of Caliper Technologies Corp. on Form 10-Q for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Caliper Technologies Corp.



                                       By:    /s/ JAMES L. KNIGHTON
                                            ------------------------------------
                                       Name:  James L. Knighton
                                       Title: Chief Financial Officer
                                       Date:  November 14, 2002



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